UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2026

Commission	Registrant; State of Incorporation;			I.R.S. Employer
File Number	Address; and Telephone Number			Identification No.

333-282554	FIRSTENERGY TRANSMISSION, LLC			20-5763884
	(A	Delaware	Limited Liability Company)
	5001 NASA Boulevard
	Fairmont	WV	26554
	Telephone	(800)	736-3402
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Grid Growth Ventures, LLC

On February 13, 2026, FirstEnergy Transmission, LLC (“FET”) and Transource Energy, LLC, a subsidiary of American Electric Power Company, Inc. (“Transource”), entered into the Grid Growth Ventures, LLC (“Grid Growth”) Amended and Restated Operating Agreement (“Grid Growth Operating Agreement”), which amended and restated a provisional operating agreement between the Grid Growth members entered into in December 2025. The Grid Growth Operating Agreement establishes the general framework for managing Grid Growth, which was formed by FET and Transource to accept, design, develop, construct, own, operate and finance those certain transmission projects awarded by PJM to Grid Growth on February 13, 2026, in response to the PJM Interconnection, L.L.C. (“PJM”) 2025 Regional Transmission Expansion Plan Window. This general framework includes the relationship among the members, confers governance rights to its members so long as certain ownership percentages are maintained, as described below, and defines the list of projects that Grid Growth will have the right to develop. Grid Growth is the direct and indirect owner of its subsidiaries, which are organized in various states (the “Grid Growth Subsidiaries”). Certain of the Grid Growth Subsidiaries comprise the entities that are expected to develop, construct, own, operate and maintain the transmission projects awarded by PJM to Grid Growth.

As of February 13, 2026, the relative ownership interests of the members are FET (50%) and Transource (50%). Grid Growth owns an 80% interest in Grid Growth EHV Holdings, LLC, with Transource owning the remaining interests. Grid Growth is the sole owner of Grid Growth Ohio, LLC.

Description of the Grid Growth Operating Agreement

Under the Grid Growth Operating Agreement, certain fundamental matters require the consent, vote or approval of each member that holds in excess of a 15% membership interest before such actions can be taken by Grid Growth, including, among other things, entering into a designated entity agreement with PJM, approving project enhancements over a certain monetary threshold, approving any new PJM-awarded project, amending the Grid Growth Operating Agreement or any organizational document of any of the Grid Growth Subsidiaries, and entering into or amending any affiliate agreement. In addition, as long as a member owns at least a 15% membership interest in Grid Growth, it has the right to appoint a person to the Grid Growth Board of Managers. Except as provided in the Grid Growth Operating Agreement, any action by the Grid Growth Board of Managers requires the unanimous approval by both managers.

Additionally, certain reserved matters require the affirmative vote of each manager representing a member that holds at least a 35% membership interest in Grid Growth. Such actions include, among other things, certain acquisitions or dispositions in excess of certain dollar thresholds, incurring certain non-budgeted expenditures or issuing a capital call notice for certain non-budgeted expenditures, incurring indebtedness of Grid Growth or indebtedness of Grid Growth Subsidiaries that would be a deviation from certain policies, making material governmental filings or making decisions about proceedings to which Grid Growth or a Grid Growth Subsidiary is a party, entering into or amending certain agreements, changing the fiscal year, modifying or amending certain company policies, creating material encumbrances, adjusting the book value of assets of Grid Growth, appointing or removing officers, creating committees of the Grid Growth Board of Managers, entering into employment arrangements or making compensation decisions, knowingly taking an action reasonably expected to result in a breach or default of a material contract, or appointing a partnership representative for tax purposes. The Grid Growth Operating Agreement also includes provisions relating to the resolution of disputes and deadlocks among the managers and/or the members.

Subject to certain exceptions, including the right of first offer, no member may transfer its membership interests in Grid Growth without the unanimous consent of each other member that owns at least a 15% membership interest. In addition, during a lock-up period of the earliest of February 13, 2032, the date when certain projects have all been placed in service, or such other date as is approved by the members who collectively hold at least a 85% membership interest in Grid Growth, no direct transfer of the Grid Growth Operating Agreement membership interests to a third party is permitted without consent.

Direct or indirect transfers of equity interests in a member that would not constitute a change in control are permitted without restriction. Direct or indirect transfers of equity interests in a member is permitted without restriction where the book value of the transferring member’s membership interest is less than 8% of the book value of the interest being transferred. After February 13, 2028, equity interests in any member may be transferred without restriction if the book value of transferring member’s membership interest is less than 40% of the book value of the interest being transferred.

Affiliates of FET and Transource have agreed to provide services to Grid Growth and the Grid Growth Subsidiaries through separate affiliate agreements. Certain affiliates of FET and Transource have agreed to take responsibility for engineering, designing and managing construction of each project, and certain affiliates of FET and Transource have agreed to provide business services to Grid Growth and its applicable subsidiaries during the construction phase of each project. Affiliates of FET and Transource will provide operation and maintenance services and certain other administrative, management, oversight, and support functions to Grid Growth and its applicable subsidiaries after each project is placed in service.

PJM Electric Transmission Projects

On February 12, 2026, PJM awarded several electric transmission projects to Grid Growth, including the construction of approximately 220 miles of 345 kilovolt and 765 kilovolt transmission lines between the Ohio and Indiana border and central Ohio. The total cost of these projects is estimated to be approximately $1.0 billion with FET’s estimated share to be approximately $490 million.

Discussion of Forward-Looking Statements About FET

Statements in this document regarding FET that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about FET’s business, results, financial position, liquidity, and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, FET undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see FET’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Cautionary Note Regarding Forward-Looking Statements set forth in these filings and any updates to such risk factors and Cautionary Note Regarding Forward-Looking Statements contained in any subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 19, 2026

FIRSTENERGY TRANSMISSION, LLC
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski
Vice President, Controller and Director
(Principal Financial Officer and Principal Accounting Officer)